CUSIP No.	896106200	13 G	Page	20	of	21 Pages
EXHIBIT B
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Trico Marine Services, Inc., a Delaware corporation, and further, each of such persons designates each of Christopher K. Dalrymple and Robert M. Hart as its agent and attorney-in-fact for the purpose of executing any and all amendments to such Statement on Schedule 13G required to be made by it with the Securities and Exchange Commission.
Date: October 27, 2008

October 27, 2008	ALLEGHANY CORPORATION
	By:	/s/ Roger B. Gorham
		Name:	Roger B. Gorham
		Title:	Senior Vice President — Finance and Investments, Chief Financial Officer

October 27, 2008	ALLEGHANY INSURANCE HOLDINGS LLC
	By:	/s/ Roger B. Gorham
		Name:	Roger B. Gorham
		Title:	Senior Vice President

October 27, 2008	ALLEGHANY CAPITAL PARTNERS LLC
	By:	/s/ Nicholas J. Spencer
		Name:	Nicholas J. Spencer
		Title:	President and Chief Executive Officer

October 27, 2008	CAPITOL TRANSAMERICA CORPORATION
	By:	/s/ Frederick Taransky
		Name:	Frederick Taransky
		Title:	Vice President and Chief Financial Officer

October 27, 2008	EMPLOYERS DIRECT CORPORATION
	By:	/s/ Ronald A. Groden
		Name:	Ronald A. Groden
		Title:	Vice Chairman, Executive Vice President & Chief Financial Officer

October 27, 2008	PLATTE RIVER INSURANCE COMPANY
	By:	/s/ Frederick Taransky
		Name:	Frederick Taransky
		Title:	Vice President and Chief Financial Officer

CUSIP No.	896106200	13 G	Page	21	of	21 Pages

October 27, 2008	RSUI GROUP, INC.
	By:	/s/ Phillip McCrorie
		Name:	Phillip McCrorie
		Title:	Senior Vice President and Chief Financial Officer

October 27, 2008	CAPITOL INDEMNITY CORPORATION
	By:	/s/ Frederick Taransky
		Name:	Frederick Taransky
		Title:	Vice President and Chief Financial Officer

October 27, 2008	CAPITOL SPECIALTY CORPORATION
	By:	/s/ Frederick Taransky
		Name:	Frederick Taransky
		Title:	Vice President and Chief Financial Officer

October 27, 2008	EMPLOYERS DIRECT INSURANCE COMPANY
	By:	/s/ Ronald A. Groden
		Name:	Ronald A. Groden
		Title:	Vice Chairman, Executive Vice President & Chief Financial Officer

October 27, 2008	RSUI INDEMNITY COMPANY
	By:	/s/ Phillip McCrorie
		Name:	Phillip McCrorie
		Title:	Senior Vice President and Chief Financial Officer